SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                     ____________

                                       FORM 8-K
                                     ____________





                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                    Date of Report
                                     May 24, 1994



                            Commission file number  1-8948


                                INTELOGIC TRACE, INC.
                (Exact name of registrant as specified in its charter)

                     New York                         74-2368260
          (State or other jurisdiction of          (I. R. S. Employer
          incorporation or organization)          Identification No.)


          Turtle Creek Tower I
          P. 0. Box 400044, San Antonio, Tx.           78229-8415
          (Address of principal executive offices)     (Zip Code)

                                    210-593-5700
                 (Registrant's telephone number, including area code)






          Item 5.  Other Events

               On Monday, May 23, 1994, Intelogic Trace, Inc. issued a press release which announced that Mark S. Helwege had been named Chief Executive Officer and a member of the Office of the President. Mr. Helwege had been with the company since 1986 and has assumed positions of increasing responsibility. His latest position was Executive Vice President, Sales and Operations.

               Mr. J. Alec Wilder, formerly Chief Operating Officer and a Member of the Office of the President, has left the company to pursue other interests.



                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTELOGIC TRACE, INC.





          Date:  May 24, 1994        By:
                                        Philip D. Freeman
                                        Senior Vice President,
                                        General Counsel and Secretary